UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2016

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-208524	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Denali Holding Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective August 25, 2016, Denali Holding Inc. (the “Company”) changed its name to Dell Technologies Inc. by an amendment (the “Amendment”) to its Third Amended and Restated Certificate of Incorporation. The Amendment was approved by the board of directors of the Company, and was filed with the Secretary of State of the State of Delaware on August 25, 2016. A copy of the Amendment is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following document is filed as an exhibit to this report:

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Denali Holding Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2016	Dell Technologies Inc.

	By:	/s/ Janet B. Wright
Janet B. Wright
Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Denali Holding Inc.